Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 33-54341 on Form N-1A of our report dated September 8, 2000 appearing in the Annual Report of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust for the year ended July 31, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte &Touche LLP
Princeton, New Jersey October 30, 2000